CERTIFICATION PURSUANT TO 18. U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



     The undersigned executive officers of the Registrant hereby certify that this Annual Report on Form 10-KSB for the year ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                              By:/s/ Joseph J. Bouffard
                                 ----------------------------------------------
                                 Name:    Joseph J. Bouffard
                                 Title:   President and Chief Executive Officer



                              By:/s/ Michael J. Dee
                                 ----------------------------------------------
                                 Name:    Michael J. Dee
                                 Title: Vice President, Chief Financial Officer and Controller

Date: September 23, 2002